

AgFeed Industries, Inc.
(NASDAQ Global Market: FEED)

www.agfeedinc.com

March 2010

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

AGFEED INDUSTRIES, INC

Company Overview

Market Dynamics
AgFeed Core Markets

Hog production and Feed will witness significant consolidation due to the convergence of government policies and natural market forces.

Investment opportunities will expand as the mode of operation in both animal husbandry and animal feed production evolve from traditional modes to modern, industrial scale and highly professional enterprises.

This will lead to a much smaller number of larger integrated market participants. Scale will become increasingly important in both the hog and feed businesses.

The dual imperatives of government regulation to assure food safety and the security of the food chain together with heightened consumer demand for high quality and reliably safe food will act to drive consolidation and market growth for those producers that are positioned to comply with the evolving regulatory and consumer market.

AGFEED
INDUSTRIES, INC

Market Dynamics
AgFeed Core Markets

The growing urbanization of China will further consolidate markets and will require industrial scale market participants in order to efficiently and effectively serve a much more concentrated distribution system of supermarkets.

Falling provincial barriers and value added tax reforms will aid the consolidation within our industry.

Pork remains not only a staple of the Chinese diet but also the primary source of protein. We have strategically positioned our business units both operationally and financially to take advantage of these market dynamics and to assure the quality and safety of the pork supplied to the Chinese consumer.

China Meat Market

Fresh meat sales accounted for 90.3% of total meat sales in China with fresh pork alone represents 56.3%

Table 1.8 TOTAL CURRENT US$ VALUE RETAIL MARKET FOR TOTAL FRESH & PROCESSED MEAT & MEAT PRODUCTS IN CHINA, 2002-2008

	Current prices (US$ bn)	% annual growth
2002	24.49	18.83
2003	25.15	2.68
2004	28.49	13.29
2005	33.25	16.70
2006	38.82	16.76
2007	48.23	24.24
2008	61.03	26.53
% '02-'08/CAGR	149.16	13.93

Source: "Fresh & Processed Meat in China: In China 2009: A Market Analysis" ©Access Asia Limited, 2008 (reprinted with permission of Access Asia Limited)

AGFEED INDUSTRIES, INC

China Meat Market

Improved farming techniques and management are leading to larger scale operations which increasingly rely on modern practices, automation in production, packaging and transportation. This will ultimately lead to significant meat supply companies. Although still in its earliest stages, this trend will develop as growers become actively involved in supplying to the fast growing supermarket and hypermarket chains rapidly expanding outside China's largest cities

However, frequent food safety scares, especially related to hygiene, disease and the use of rapid growth hormones, have all added to consumer nervousness about the meat that they buy, and these issues have the potential to seriously harm the market

Source: "Fresh & Processed Meat in China: In China 2009: A Market Analysis" ©Access Asia Limited, 2008 (reprinted with permission of Access Asia Limited)

Company Overview

- **AgFeed Industries, Inc. is a U.S., NASDAQ listed company operating in China; its ticker symbol is FEED**

- **AgFeed is focused on, and has a leadership position in, two business lines:**
  - Animal Nutrition, including additive premix, concentrates and complete feed
  - (The Chinese feed industry is a $58.0B of which pig feed is $20.5B)
  - Hog production
  - (625 million head slaughtered in China (2008) versus <100 million in US)

- **AgFeed operations are comprised of the following:**
  - 31 farms, 2 of which are breeding farms
  - 1,870 employees
  - 5 feed manufacturing plants

US$'s in millions	**Year End 2005**	**Year End 2006**	**Year End 2007**	**Year End 2008**	**12 month est. 2009**
Animal Nutrition Revenue	$7.6	$8.6	$36.2	$51.7	$62.0
*Hog Production Revenue**	$0.0	$0.0	$0.0	$91.9	$103.0
Total Revenue	**$7.6**	**$8.6**	**$36.2**	**$143.6**	**$165.0**

AgFeed entered hog production business in November 2007

Business Segment Overview

Animal Nutrition

- Founded in 1995 by senior animal nutrition experts
  - Additive Premix – 33,000 metric tons, 29% of AgFeed's Feed Revenue
  - Concentrate Feeds 23,000 metrics tons, 30% of AgFeed's Feed Revenue
  - Complete Feeds 61,000 metric tons, 41% of AgFeed's Feed Revenue
- AgFeed has exclusive distribution arrangement with approximately 1,300 (+280) independently owned retail stores and serves over 780 (+120) commercial farms

Hogs

- Pork is the primary source of protein in China
- AgFeed is building a commercialized high quality pork production system focused on meeting the market demands of high quality pork meat, food safety, consistent pork supply and stringent farm bio security standards

AGFEED INDUSTRIES, INC

Animal Nutrition: Distribution Network

- Retail and Local Distribution
- Retail distribution through more than 1,300 exclusive, independently-owned retail stores
- More than 780 large commercial direct hog farms
- AgFeed's 5 manufacturing facilities which are strategically located in Nanchang, Nanning, Hainan, Shandong and Shanghai
- AgFeed enjoys a large distribution footprint in China's animal nutrition market
- Significant growth opportunities still remain as a result of consolidation
- Strong brand loyalty and recognition



Shandong Company
Shanghai Company
Nanchang Company
Guangxi Company
Hainan Company

AGFEED

Hog Production: Key Geographical Areas

530,000,000 people 38% of China's population

315,000,000 hogs 48% of China's hogs



Mongolia
Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Beijing
Hebei
Ningxia
Shanxi
Shandong
Qinghai
Gansu
Shaanxi
Henan
Shanghai
Tibet
Sichuan
Hubei
Anhui
Hunan
Guizhou
Yunnan
Taiwan
Hainan

- **Competitive Advantage - AgFeed's commercial farms**
  - Geographically located in key regional markets near urban centers and secondary cities
  - Modern design being implemented replacing typical Chinese systems
  - Modern genetic programs utilizing Quantitative and Genomic selection technology
  - Broad oversight by experienced veterinarian organization
  - Bio security in place and being upgraded
  - The ability to finance additional growth

▲ AgFeed hog farm locations and production plants. As of Dec 31, 2009, AgFeed had a total of 31 hog farms and 5 feed manufacturing sites

The China Effect

The China Effect

- The Chinese Government invests heavily in trade protection policies which encourage domestic production
- Due to the importance of China's domestic pork market, the government is developing a hog futures exchange for hedging purposes
- Government sponsorship of the pork industry includes subsidies, insurance, vaccines, caps on feed costs, tax abatement and land use
- Pork production in China is a key political, social and security issue and promotes the advancement of science, technology and health standards
- The "Food Safety Law" went into effect June 2009 providing a legal basis for the government to strengthen food safety
- Economic growth in China is driving the consolidation and commercialization of pork production using the Western model

AGFEED INDUSTRIES, INC

The China Effect

- Meat demand and production strains continue to increase as China's 250 million middle class grows due to rapid urbanization. 20 new cities planned with a 100 million people projected to move to urban centers by 2020
- Pork consumption accounts for 63% of the meat consumed in China and is expected to grow at 22.3% rate from 2009 through 2013
- Projected pork demand by 2015 will approach 68 million metric tons up 45% from 46 million metric tons in 2009
- Foreign investors such as Hormel, DSM, Tyson, Deutsche Bank, Goldman Sachs and Smithfield Foods (COFCO investment) are major investors
- Economic nationalism and official policy demands that China not rely on imports and to grow and manufacture within to insure independence on key crops and feed. Corn and Soy are two key crops and heavily protected.
- Government policies are forcing bio security compliance, genetic improvement, animal feed standards and detailed disease reporting
- Government intervention through the Ministry of Commerce PRC in the hog market through the Hog Reserve operations is a standard operation

AGFEED INDUSTRIES, INC

Strategic Business Review
2009 - 2010 Plan

Strategic Plan 2009 Results

AgFeed's 5 Phase program was Executed in 2009

Phase 1: Build a strong financial foundation

Phase 2: Improvements to existing farms

Phase 3: Implement the Genetics Program

Phase 4: Expansion through the development of a Western Model of Production

Phase 5: Branding and Marketing of "AgFeed" products and programs

AGFEED INDUSTRIES, INC

Financial Fundamentals*

- Grown revenues from $143.6m in 2008 to $173.0m
- AgFeed has over $36.0m in cash and only $4.4m debt.
- Cash generated from current operations $3.3 million
- Income from operations .31 cents per share
- Net Income of .25 cents per share
- Asset to Liability Ratio of 10.49 to 1
- Current ratio of $5.51 to 1
- Book vale of $3.98 per share
- Peg Ratio .60
- $50.0mm Equity line in Sep 2009 of credit with Southridge LLC
- Rodman and Renshaw has been our Investment banker since 2007 and has raised over $53,000,000 for AgFeed

* 2009 information is based on current estimates of 2009 performance

AGFEED
INDUSTRIES, INC

Improvement - Production Systems

Improve existing farms through newly implemented management processes and systems:

- Added over 2,000 sows in 2009 bringing our sow base up to approximately 27,000+ sows.
- Upon completion of the Western Model farms we will have added another 30,000 sows
- By 2011 we will have 60,000 sows capable of producing in excess of 1.2m hogs a year
- JV with Hypor – Hypor is one of the world's largest suppliers of high quality swine genetics with a reputation for innovation and leadership. AgFeed has developed a joint venture with Hypor (Hypor AgFeed Breeding Company) to distribute world class breeding stock to both the current 31 farms and the new Western style farms being built by our joint venture with M2P2.
- JV with M2P2– M2P2 is a progressive pork production company. Formed in 2003, M2P2 merges expertise in all phases of hog production, from birth to market, into one company. Today, M2P2 operates in six states throughout the U.S. and is leading the way in the pork production industry. AgFeed's joint venture with M2P2 (AgFeed International Protein Technology Inc.) is building Western style commercial farms first for AgFeed and then throughout Asia.

AGFEED INDUSTRIES, INC

Expansion Through The Development Of A Western Model Of Production

- AgFeed Philosophy For Growth "AgFeed, Government, Farmer"
  - Agfeed Production Systems
  - Government sponsorship
  - Local farmer partnership
- Local Government and Grower (Farmer) finishing strategy:
  - To increase the farmers productivity
  - Local government and banks to provide financing to farmer
  - Provides employment and income for local farmers and reduces our capital needs for finishing facilities
  - Success creates valuable business relationships with local government
  - Improve bio security and the quality of the environment and produce economic activity
  - Meets the government's objective of supporting the farmer and food production

Expansion Through The Development Of A Western Model Of Production

- New Western Model Farm Locations have been negotiated with local governments:
- Da Hua approximately 100 miles north of Vietnam in Guangxi province. 2 farms total of 10,000 sows
- XinYu, 65 miles Northwest of Nanchang in the province of Jiangxi. 4 farms total of 20,000 sows.
- Site One in DaHua celebrated ground breaking ceremonies on November 9th. AgFeed is supported by Provincial and local government and is in negotiations for additional sites.
- Recent Developments:
  - AgFeed has obtained minimum leases of 50 to 70 year
  - Beta farm was built in the US. It will take 63 containers shipping on 12 vessels. 5 Containers are already in port in China. Over 100 workers focused on construction

AGFEED INDUSTRIES, INC

Grand Opening Wuning



海波尔—艾格菲育种公司
Hyper Agfeed Breeding Company, Inc.
开业庆典
Opening Ceremony

Grand Opening Wuning



海波尔—艾格菲育种公司
Hypor Agfeed Breeding Company, Inc.
开业庆典
Opening Ceremony

Grand Opening Wuning



Ground Breaking Da Hua


艾格菲国际集团大化畜牧有限公司奠基仪式
AGFEED

Ground Breaking Da Hua



AGFEED

Construction Da Hua



Construction Da Hua



Construction Da Hua



Construction Da Hua



Construction Da Hua



Strategic Initiative - Animal Nutrition Business

- There is a growing demand in China's larger, more sophisticated live animal production systems to utilize complete feeds versus a premix package.
  - We have inquiries from over half of our commercial accounts concerning the benefits and processes needed to covert to complete feeds
  - Total feed sales of additive premix, concentrate and complete were 117,000 metric tons in 2009 versus 74,500 metric tons in 2008
  - In 2008 we sold 17,000 metric tons of complete feeds. In 2009 we sold 61,000 metric tons of complete feeds. In the 4th quarter of 2009 alone we sold 25,000 metric tons of complete feeds
  - Complete feed in China accounts for 105 million metric tons of the total 137 million metric ton animal feed industry.

AGFEED INDUSTRIES, INC

Strategic Implementation - Year End 2009

Jan. 13 /PRNewswire-Asia/ -- AgFeed Industries, Inc. (Nasdaq: FEED), announced that its board of directors has authorized a strategic internal reorganization of its corporate structure to more efficiently align its business platforms in order to maximize the results of its anticipated growth in the Chinese hog and animal nutrients markets. After successfully executing its previously announced 2009 five-phase strategic plan, the AgFeed Industries board of directors and senior management believes that the development of two strong, parallel business operations is a key to its continued growth in 2010 and beyond.

Feb. 9 /PRNewswire-Asia/ -- AgFeed Industries, Inc. (Nasdaq: FEED), announced the proposed sale of a maximum of 20% of its animal nutrients feed subsidiary via a listing and initial public offering ("IPO") of the subsidiary's common stock. The IPO is anticipated to raise $20-25 million and will be effected through the filing of a registration statement with the SEC that the SEC must declare effective before any common stock sales may occur.

AGFEED INDUSTRIES, INC

Financial Metrics

We do not give guidance but on a quarterly basis we may from time to time indicate what we believe to be market conditions and general performance.

- 2009 is a transition year and we expect to market 650,000 hogs. We expect to market 2,000,000 hogs cumulatively in 2010 and 2011.
- We expect hog prices to range from $11.50RMB/kg to $13.25 in this time frame.
- Forecast revenues in 2009 transition year of $160.0mm to 165.0mm.
- Forecast revenues in 2010 of $220.0mm to $230.0mm.
- Forecast revenues in 2011 of $310.0mm to $320.0mm
- We expect to return to historical gross margins of 22% to 23% gross margin in the 2010 / 2011 period.
- Industry sources indicates that sow inventory was down over 2,000,000 sows in the first 6 months of 2009 which portends a significant reduction in market pigs.

AGFEED INDUSTRIES, INC

Commodity Prices (AgFeed Data)


2009 Hog Prices
¥15.00
¥14.00
¥13.00
¥12.00
¥11.00
¥10.00
¥9.00
¥8.00
01/02/09
01/16/09
01/30/09
02/13/09
02/27/09
03/13/09
03/27/09
04/10/09
04/24/09
05/08/09
05/22/09
06/05/09
06/19/09
07/03/09
07/17/09
07/31/09
08/14/09
08/28/09
09/11/09
09/25/09
10/09/09
10/23/09
11/06/09
11/20/09
12/04/09
12/18/09
2009 Prices

Commodity Prices (AgFeed Data)


2009 Corn Price $/MT
$300.00
$290.00
$280.00
$270.00
$260.00
$250.00
$240.00
$230.00
$220.00
$210.00
01/02/09
01-16-09
02/13/09
02/28/09
03/13/09
03/27/09
04/10/09
04/24/09
05/08/09
05/22/09
06/05/09
06/19/09
07/03/09
07/17/09
07/31/09
08/14/09
08/28/09
09/11/09
09/25/09
10/09/09
10/23/09
11/06/09
11/20/09
12/04/09
12/18/09
2009 Corn Price $/MT

China is no longer exporting corn

Commodity Prices (AgFeed Data)


2009 SBM Price $/mt
$650.00
$600.00
$550.00
$500.00
$450.00
$400.00
$350.00
$300.00
01/02/09
01-16-09
02/13/09
02/28/09
03/13/09
03/27/09
04/10/09
04/24/09
05/08/09
05/22/09
06/05/09
06/19/09
07/03/09
07/17/09
07/31/09
08/14/09
08/28/09
09/11/09
09/25/09
10/09/09
10/23/09
11/06/09
11/20/09
12/04/09
12/18/09
2009 SBM Price $/mt ton

China can produce only 1/3 of its needs. Primary suppliers are US and Argentina

AGFEED

Production Targets

- Pigs marketed per sow per year (PSY) and feed conversion (FC) are key ingredients in terms of profitability.
- Pigs marketed per sow per year (PSY).
  - In China, current production averages less that 16 PSY. In the beginning of 2009 AgFeed farms averaged 17.1 PSY. AgFeed averaged 17.6 in 2009 driven by genetic and management practices. With our ongoing implementation of modern genetics we plan to reach 18.2 PSY during 2011.
  - We expect the new Western Designed Farms to average 21 PSY during start up and 22 PSY to 24 PSY when production rates steady.

Pictures

Lushan (Modern Chinese Style)



Modern Style AgFeed Western Farm Model



AGFEED INDUSTRIES, INC